UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2017

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Financial Institutions, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") on June 21, 2017. At the Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting: (1) elected Donald K. Boswell, Andrew W. Dorn, Jr., Robert M. Glaser and Susan R. Holliday to serve as directors until the Company’s 2020 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified ("Proposal 1"); (2) approved the non-binding, advisory vote on compensation paid to our named executive officers for the fiscal year ended December 31, 2016, as described in the "Compensation Discussion and Analysis," executive compensation tables and enclosed narrative disclosures in the Proxy Statement ("Proposal 2"); and, (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 ("Proposal 3").

The certified voting results were as follows:

Proposal 1 – Election of Directors

Donald K. Boswell
FOR: 9,428,886
WITHHELD: 1,264,239
BROKER NON-VOTES: 2,747,901

Andrew W. Dorn, Jr.
FOR: 9,428,886
WITHHELD: 1,264,239
BROKER NON-VOTES: 2,747,901

Robert M. Glaser
FOR: 9,426,376
WITHHELD: 1,266,749
BROKER NON-VOTES: 2,747,901

Susan R. Holliday
FOR: 9,332,816
WITHHELD: 1,360,309
BROKER NON-VOTES: 2,747,901

Proposal 2 – Advisory Vote on Executive Compensation

FOR: 9,069,024
WITHHELD: 1,601,313
ABSTAIN: 22,788
BROKER NON-VOTES: 2,747,901

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

FOR: 12,638,941
WITHHELD: 755,800
ABSTAIN: 46,285

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

June 22, 2017	By:	Kevin B. Klotzbach

Name: Kevin B. Klotzbach
Title: Executive Vice President, Chief Financial Officer and Treasurer